SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 26, 2006

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
6801 Rockledge Drive, Bethesda, Maryland		20817 (Zip Code)
(Address of principal executive offices)

(301) 897-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 26, 2006 Lockheed Martin Corporation announced its financial results for the quarter ended December 31, 2005. The press release is furnished as Exhibit 99 to this Form. The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated January 26, 2006 (earnings release for the fourth quarter ended December 31, 2005).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCKHEED MARTIN CORPORATION

By:	/s/ Martin T. Stanislav
Martin T. Stanislav Vice President and Controller

January 26, 2006

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Exhibit No.	Description
99	Lockheed Martin Corporation Press Release dated January 26, 2006 (earnings release for the fourth quarter ended December 31, 2005).

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